SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2000


                           Coda Music Technology, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-26192                                              41-1716250
(Commission File Number)                                    (IRS Employer
                                                           Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 937-9611
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

         On October 17, 2000, the Registrant and Net4Music S.A. issued a joint press release announcing the introduction of Finale NotePad, a free downloadable version of the Registrant's world-renowned music notation software. The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CODA MUSIC TECHNOLOGY, INC.


                                          By /s/ Barbara S. Remley
Date  October 17, 2000                       Barbara S. Remley
                                             Chief Financial Officer

                                  EXHIBIT INDEX

                           Coda Music Technology, Inc.
                             Form 8-K Current Report
                              Dated October 17 2000




Exhibit Number             Description

         99 Joint Press Release dated October 17, 2000 relating to introduction of Finale NotePad